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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             June 1, 2004

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                           33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.

         On June 4, 2004, Island Pacific, Inc. ("IPI") acquired Retail Technologies International, Inc. ("RTI") from its shareholders, Michael Tomczak, Jeffrey Boone and Intuit Inc. ("Intuit"), in a merger transaction. On March 12, 2004, IPI, RTI, IPI Merger Sub, Inc. ("Merger Sub") and Michael Tomczak and Jeffrey Boone (the "Shareholders") entered into the initial Agreement of Merger and Plan of Reorganization (the "March 12, 2004 Agreement"), which provided IPI would acquire RTI in a merger transaction in which RTI would merge with and into Merger Sub. The merger consideration contemplated by the March 12, 2004 Agreement was a combination of cash and IPI common stock. The March 12, 2004 Agreement was amended on June 1, 2004 by the Amended and Restated Agreement of Merger and Plan of Reorganization by and between IPI, RTI, Merger Sub, IPI Merger Sub II, Inc. ("Merger Sub II") and the Shareholders attached as Exhibit
2.1 (the "Amended Merger Agreement"). Pursuant to the Amended Merger Agreement the Merger (as defined below) was completed with the following terms: (i) IPI assumed RTI's obligations under those certain promissory notes issued by RTI on December 20, 2002 with an aggregate principal balance of $2,288,637; (ii) the total consideration paid at the closing of the Merger was Ten Million Dollars ($10,000,000) paid in shares of IPI Common Stock and newly designated Series B Convertible Preferred Stock ("IPI Series B Stock") and promissory notes; (iii) the Shareholders and Intuit Inc. ("Intuit") are entitled to price protection payable in promissory notes if and to the extent that the average trading price of IPI Common Stock is less than $0.76 at the time the shares of IPI Common Stock issued in the Merger and issuable upon conversion of the IPI Series B Stock are registered pursuant to the Registration Rights Agreement dated June 1, 2004 between IPI, the Shareholders and Intuit attached as Exhibit 4.1 (the "Registration Rights Agreement"); and (iv) the merger consisted of two steps (the "Merger"), first, Merger Sub merged with and into RTI, Merger Sub's separate corporate existence ceased and RTI continued as the surviving corporation (the "Reverse Merger"), and immediately thereafter, RTI merged with and into Merger Sub II, RTI's separate corporate existence ceased and Merger Sub II continued as the surviving corporation (the "Second-Step Merger").

         As a result of the Merger, each of the Shareholders received 1,258,616 shares of IPI Series B Stock and a promissory note payable monthly over two years in the principal amount of $1,295,458 bearing interest at 6.5% per annum. As a result of the Merger, Intuit, the holder of all of the outstanding shares of RTI's Series A Preferred Stock, received 1,546,733 shares of IPI Common Stock and a promissory note payable monthly over two years in the principal amount of $530,699.66 bearing interest at 6.5% per annum.

         The Shareholders and Intuit were also granted registration rights. Under the Registration Rights Agreement, IPI agreed to register the Common Stock issuable upon conversion of the IPI Series B Stock issued to the Shareholders within 30 days of the automatic conversion of the IPI Series B Stock into Common Stock, which will occur upon IPI filing an amendment to its Certificate of Incorporation with the Delaware Secretary of State increasing the authorized number of shares of Common Stock ("Certificate of Amendment") after securing shareholder approval for the Certificate of Amendment. Under the Registration Rights Agreement, Intuit is entitled to demand registration or to have its shares included on any registration statement filed prior to the filing of the registration statement covering the Shareholders' shares, subject to certain conditions and limitations, or if not previously registered to have its shares included on the registration statement registering the Shareholders' shares. The Shareholders and Intuit are entitled to price protection payments of up to a maximum of $0.23 per share payable by promissory note, if and to the extent that the average closing price of IPI Common Stock for the 10 days immediately preceding the date the registration statement covering their shares is declared effective by the Securities and Exchange Commission is less than the 10 day average closing price for the 10 days immediately preceding as of June 1, 2004 ($0.76).

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         Pursuant to the Amended Merger Agreement, The Sage Group, plc as well as certain officers and directors of IPI signed voting agreements that provide they will not dispose of or transfer their shares of IPI's capital stock and that they will vote their shares of IPI's capital stock in favor of the Certificate of Amendment and the Amended Merger Agreement and transactions contemplated therein.

         Upon the consummation of the Merger, Michael Tomczak, RTI's former President and Chief Executive Officer, was appointed President and Chief Operating Officer of IPI, and Jeffrey Boone, RTI's former Chief Technology Officer was appointed Chief Technology Officer of IPI. IPI is required to use best efforts to have Mr. Tomczak appointed to IPI's board of directors. IPI also entered into two-year employment agreements and non-competition agreements with both Mr. Tomczak and Mr. Boone.

         The IPI Common Stock and the IPI Series B Stock issued in connection with the Merger was issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), under the exemption provided by Section 4(2) of the Securities Act and Regulation D thereunder.

         The aggregate consideration paid in the Merger was determined through arms length negotiations between the parties to the Merger.

         RTI's financial statements and related pro forma financial statements will be filed on a Form 8-K/A by August 14, 2004.

         The foregoing descriptions of the Amended Merger Agreement and any related agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of the Amended Merger Agreement and related agreements attached hereto as exhibits and incorporated herein by reference.


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EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

2.1 Amended and Restated Agreement of Merger and Plan of Reorganization dated June 1, 2004 by and between Island Pacific, Inc., Retail Technologies International, Inc., IPI Merger Sub, Inc., IPI Merger Sub II, Inc., Michael Tomczak and Jeffrey Boone.

2.2 Agreement of Merger dated June 1, 2004 between IPI Merger Sub II, Inc. and Retail Technologies International, Inc.

3.1            Certificate of Designation dated June 2, 2004.

4.1 Registration Rights Agreement dated June 1, 2004 by and between Island Pacific, Inc., Michael Tomczak, Jeffrey Boone and Intuit Inc.

4.2            Form of Voting Agreement

10.1 Employment Agreement dated June 1, 2004 by and between Island Pacific, Inc. and Michael Tomczak.

10.2 Employment Agreement dated June 1, 2004 by and between Island Pacific, Inc. and Jeffrey Boone.



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             Island Pacific, Inc.

Date: June 14, 2004                          By: /s/ Ran Furman
                                                 -------------------------------
                                                 Name: Ran Furman
                                                 Title: Chief Financial Officer



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